SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 16, 1997


                       BENEFICIAL MORTGAGE SERVICES, INC.
                                   (Depositor)


                    BENEFICIAL HOME EQUITY LOAN TRUST 1997-2
             (Exact name of registrant as specified in its charter)


                                New York (Issuer)
         (State or other jurisdiction of incorporation or organization)


             333-2151 (Issuer)                      Pending
         (Commission File Number)     (IRS Employer Identification No. )



                             301 North Walnut Street
                              Wilmington, DE 19801
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 425-2500


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

Filing of Pooling and Servicing Agreement

                  On September 16, 1997, Beneficial Mortgage Services, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement, dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Depositor, Beneficial Mortgage Corporation, as master servicer, The Chase Manhattan Bank, as trustee, and Texas Commerce Bank National Association, as co-trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits.

           (c)  Exhibits

         The following is filed herewith.  The exhibit number  corresponds  with item 601(b) of the Regulation S-K.

          Exhibit No.                   Description
          ----------                    ------------
          99                            Pooling and  Servicing  Agreement  among
                                        Beneficial   Mortgage  Services,   Inc.,
                                        Beneficial  Mortgage  Corporation,   The
                                        Chase  Manhattan  Bank,  as trustee  and
                                        Texas     Commerce     Bank     National
                                        Association, as co-trustee, dated as of September 1, 1997



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SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1997-2 by the undersigned, thereunto duly authorized.


                                        BENEFICIAL HOME EQUITY LOAN TRUST 1997-2
                                        ----------------------------------------
                                                       Registrant


                                        By:   BENEFICIAL MORTGAGE SERVICES, INC.
                                                       (Depositor)


                                              By:/s/ Charles D. Brown
                                                 -------------------------------
                                                 Name: Charles D. Brown
                                                 Its: Vice President



Dated: September __, 1997


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